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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 17, 1998
                                                        -----------------

                           SPECTRUM LABORATORIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



        Delaware                          0-9478                  95-3557539
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

   23022 La Cadena Drive, Laguna Hills, California         92653
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       (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (949) 581-3500
                                                    ---------------


                                 Not applicable
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          (Former name or former address, if changed since last report)


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Item 4.  Change in Registrant's Certifying Accountant.

1. On December 17, 1998, the accounting firm of Deloitte & Touche LLP was dismissed as the Company's independent accountant.

2. The accountant's reports for the Company's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

3. The decision to change was not recommended or approved by the board of directors.

4. During the Company's two most recent fiscal years and the subsequent interim period preceding the dismissal, there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 SPECTRUM LABORATORIES, INC.


Date:  December 22, 1998                     By:    /s/  F. Jesus Martinez
                                                 ------------------------------
                                                         F. Jesus Martinez
                                                         President


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